Exhibit 10.30

Certain personally identifiable information contained in this document, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

Amendment to the Loan Agreement dated as of October 15, 2021, as amended of February 15, 2022

between

1.	Biotechnology Value Fund, L.P.

44 Montgomery Street, 40th Floor

San Francisco, CA 94104, USA

[***]

(hereinafter “Lender 1”)

2.	Biotechnology Value Fund II, L.P.

44 Montgomery Street, 40th Floor

San Francisco, CA 94104, USA

[***]

(hereinafter “Lender 2”)

3.	Biotechnology Value Trading Fund OS, L.P.

PO Box 309 Ugland House, Grand Cayman

KY1-1104, Cayman Islands

[***]

(hereinafter “Lender 3”)

(each a “Lender” and collectively the “Lenders”)

and

4.	MoonLake Immunotherapeutics AG

Dorfstrasse 29

6300 Zug, Switzerland

[***]

(hereinafter the “Borrower”)

(the Lenders, the Borrower each a “Party” and collectively the “Parties”)

Amendment to the Loan Agreement dated as of October 15, 2021, as amended

TAble of contents

Preamble		3

1.	Definitions	3

2.	Amendment Section 6 (Term and Repayment) of the Loan Agreement	3

3.	Continuity	4

4.	Term of this Amendment Agreement	4

5.	Miscellaneous	4

6.	Applicable law and jurisdiction	4

Amendment to the Loan Agreement dated as of October 15, 2021, as amended

Preamble

A.	On October 15, 2021, the Parties entered into a Loan Agreement regarding certain loans in the total amount of USD 15,000,000 (the “Loan Agreement”).

B.	The Loans (as defined in the Loan Agreement) granted under the Loan Agreement were granted for a fixed period of time until the Maturity Date (as defined in the Loan Agreement).

C.	On January 18, 2022, the Parties amended the loan to extend the Maturity Date to the earlier of (i) the Transaction Closing (as defined in the Loan Agreement) and (ii) March 31, 2022, under the terms and conditions set out in this agreement.

D.	The Parties now intend to further extend the Maturity Date to the earlier of (i) the Transaction Closing (as defined in the Loan Agreement) and (ii) June 30, 2022, under the terms and conditions set out in this agreement (the “Amendment Agreement”)

Now, therefore, the Parties agree as follows:

1.	Definitions

Capitalized terms used in this Amendment Agreement shall have the respective meanings as set forth in the Loan Agreement.

2.	Amendment Section 6 (Term and Repayment) of the Loan Agreement

The Parties agree to replace Section 6 of the Loan Agreement in its entirety with the following section:

6.	TERM AND REPAYMENT

The Loans granted hereunder are granted for a fixed period of time until the earlier of (i) as soon as practicable after the Transaction Closing, but no later than two (2) business days, and (ii) June 30, 2022 (the “Maturity Date”).

The Loans may be repaid in whole or in part by the Borrower at any time on or prior to the Maturity Date.

3.	Continuity

The existing provisions of the Loan Agreement shall, except as amended in this Amendment Agreement, continue in full force and effect, and shall be read and construed as one document together with this Amendment Agreement.

4.	Term of this Amendment Agreement

This Amendment Agreement shall enter into force upon signature by all Parties and shall automatically end upon termination of the Loan Agreement.

5.	Miscellaneous

Section 12 of the Loan Agreement shall apply to this Amendment Agreement.

6.	Applicable law and jurisdiction

This Amendment Agreement shall in all respects be governed by and construed in accordance with Swiss law under the exclusion of its private international law provisions and international treaties.

Any dispute, controversy or claim arising out of, or in relation to, this con-tract, including the validity, invalidity, breach, or termination thereof, shall be subject to the exclusive jurisdiction of the courts of Zug, Canton of Zug, Switzerland.

[signature page to follow]

Amendment to the Loan Agreement dated as of October 15, 2021, as amended

Lender 1

Signature:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	Chief Executive Officer BVF I GP LLC, itself General Partner of Biotechnology Value Fund, L.P.

Lender 2

Signature:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	Chief Executive Officer BVF II GP LLC, itself General Partner of Biotechnology Value Fund II, L.P.

Lender 3

Signature:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President BVF Inc., General Partner of BVF Partners L.P., itself sole member of BVF Partners OS Ltd., itself GP of Biotechnology Value Trading Fund OS, L.P.

Borrower

MoonLake Immunotherapeutics AG

Signature:	/s/ Jorge Santos da Silva
Name:	Jorge Santos da Silva
Title:	CEO

Signature:	/s/ Matthias Bodenstedt
Name:	Matthias Bodenstedt
Title:	CFO

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